UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2021

Harvest Capital Credit Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35906	46-1396995
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue, 29th Floor

New York, NY 10017

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 906-3589

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value of $0.001 per share	HCAP	NASDAQ Global Market
6.125% Notes due 2022	HCAPZ	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 22, 2021, Harvest Capital Credit Corporation (the “Company”) entered into the Twelfth Amendment to the Loan and Security Agreement (the “Amendment”), by and among the Company, HCAP Equity Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, and HCAP ICC, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, as borrowers, Pacific Western Bank, as agent and a lender, and each of the other lenders from time to time party thereto, including City National Bank.

The Amendment amends the Loan and Security Agreement, dated as of October 29, 2013 (as amended, restated and modified from time to time, the “Loan Agreement”), to, among other things, (i) extend the revolving period to June 30, 2021, until which date the Company may receive additional advances at the discretion of the lenders; (ii) amend the definition of “debt service” to exclude from the calculation of the debt service coverage ratio, for any period from August 1, 2020 through June 30, 2021 (extended from December 31, 2020 pursuant to the Amendment), an amount equal to the lesser of (x) the amount of the required monthly amortization payments for the relevant period and (y) the aggregate amount of all prepayments of principal (both voluntary and mandatory) collected by the Company during the relevant period; and (iii) revise the definition of “modified net investment income” to account for the Company’s anticipated transaction costs associated with its pending merger with Portman Ridge Finance Corporation. The other material terms of the Loan Agreement were unchanged.

The description above is only a summary of the material provisions of the Amendment and is qualified in its entirety by reference to the Company of the Amendment which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Twelfth Amendment to Loan and Security Agreement, dated as of January 22, 2021, by and among the Company, HCAP Equity Holdings, LLC and HCAP ICC, LLC, as borrowers, Pacific Western Bank, as agent and a lender, and each of the other lenders from time to time party thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2021	HARVEST CAPITAL CREDIT CORPORATION

	By:	/s/ William E. Alvarez, Jr.
	Name:	William E. Alvarez, Jr.
	Title:	Chief Financial Officer, Chief Compliance Officer & Secretary

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